Summary Prospectus	May 1, 2018 (As revised March 14, 2019)
AMG TimesSquare Emerging Markets Small Cap Fund

Class N: TQENX	Class I: TQEIX	Class Z: TQEZX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.amgfunds.com/resources/order_literature.html. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated May 1, 2018, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG TimesSquare Emerging Markets Small Cap Fund's (the “Fund”) investment objective is to seek long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	3.79%	3.64%	3.64%
Acquired Fund Fees & Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[1]	5.02%	4.62%	4.62%
Fee Waiver and Expense Reimbursements[2]	(3.34)%	(3.34)%	(3.34)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1,2]	1.68%	1.28%	1.28%
[1]	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2019, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, shareholder servicing fees, distribution and service (12b-1) fees, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.25% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time such amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover from the Fund such fees waived and expenses paid, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2019. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$171	$1,208	$2,245	$4,835
Class I	$130	$1,092	$2,062	$4,518
Class Z	$130	$1,092	$2,062	$4,518
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers located in emerging market countries and invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small capitalization companies (“small cap companies”). The Fund primarily invests in small cap companies located in emerging market countries, allocating investments across different countries and regions. TimesSquare Capital Management, LLC, the subadviser to the Fund (“TimesSquare” or the “Subadviser”), considers emerging market countries (including frontier markets) to be any country other than Canada, Luxembourg, the United States and the countries comprising the

SUM099-0319

AMG TimesSquare Emerging Markets Small Cap Fund SUMMARY PROSPECTUS

MSCI EAFE Index. The Fund considers an issuer to be located in an emerging market country if (i) the issuer is organized in or maintains a principal place of business in an emerging market country, (ii) its securities are traded principally in an emerging market country, or (iii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or it has at least 50% of its assets in an emerging market country. The Subadviser considers small cap companies to be those with market capitalizations less than $5.0 billion. The Fund may continue to hold securities of a portfolio company whose market capitalization subsequently appreciates above the Fund’s small market capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in securities of small cap companies at any given time.
To gain exposure to foreign issuers, the Fund also may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other depositary receipts of non-U.S. listed companies, exchange-traded funds and participatory notes. The Fund’s investments in companies located in emerging market countries may include investments in frontier market countries. Frontier market countries are a sub-set of emerging market countries that generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets.
TimesSquare uses a bottom-up investment process driven by fundamental research conducted by its investment analysts. TimesSquare also applies a macro overlay to monitor and mitigate country risks through active management. Under normal circumstances, the Subadviser seeks to maintain a growth oriented focus and invest the Fund’s assets pursuant to the following core principles:
•	Revenue growth and profitability should drive equity returns over the long term.
•	Early-stage and traditional growth companies should provide the greatest opportunity.
•	Risk management with respect to the Fund’s portfolio should focus on avoiding losing money, rather than minimizing tracking error against the benchmark.
•	A disciplined investment process requires consistently identifying opportunities, evaluating potential returns and responding with timely buy/sell decisions.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments.
Derivatives Risk—the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Frontier Markets Risk—investments in frontier markets may be more volatile and less liquid than investments in more developed markets or in other emerging market countries. Risks that are characteristic of many emerging markets generally may be especially heightened in frontier markets due to political, economic, financial, or other factors.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.

2	AMG Funds

AMG TimesSquare Emerging Markets Small Cap Fund SUMMARY PROSPECTUS

Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in each of the consumer discretionary and financials sectors may comprise a significant portion of the Fund's portfolio. The consumer discretionary sector may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographics and consumer tastes, interest rates, and competitive pressures. Unique risks of the financial sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.
Settlement Risk—Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Effective February 27, 2017, the Fund established an additional share class: Class N.
Because the Fund’s Class N shares have not operated for a full calendar year, performance history for this share class is not available. Class N shares would have similar annual returns as Class I and Class Z shares because all of the classes are invested in the same portfolio of securities. However, Class N shares are subject to different expenses than Class I and Class Z shares, and Class N performance would vary to that extent.
To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/17 (Class Z)
Best Quarter: 11.54% (1st Quarter 2017)
Worst Quarter: 2.59% (2nd Quarter 2017)
Average Annual Total Returns as of 12/31/17
AMG TimesSquare Emerging Markets Small Cap Fund	1 Year	Since Inception[1]
Class Z Return Before Taxes	32.85%	31.81%
Class Z Return After Taxes on Distributions	28.87%	28.04%
Class Z Return After Taxes on Distributions and Sale of Fund Shares	18.91%	22.72%
Class I Return Before Taxes	32.85%	31.81%
MSCI Emerging Markets Small Cap Index (reflects no deduction for fees, expenses, or taxes)	33.84%	31.47%
[1]	Performance shown reflects the performance since the inception of the Fund’s Class I and Class Z shares on December 14, 2016.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only, and after-tax returns for Class I and Class N shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
TimesSquare Capital Management, LLC
Portfolio Managers
Caglar Somek, CFA
Senior Vice President and Portfolio Manager/Analyst of TimesSquare;
Lead Portfolio Manager of the Fund since its inception in 2016.
Magnus Larsson
Director and Portfolio Manager of TimesSquare;
Portfolio Manager of the Fund since its inception in 2016.

AMG Funds	3

AMG TimesSquare Emerging Markets Small Cap Fund SUMMARY PROSPECTUS

Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts): $1,000
*Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income,  qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	AMG Funds